UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq. Natixis Distributors, L.P. 399 Boylston Street Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2010

Gateway Fund

Gateway Investment Advisers, LLC

Management Discussion and Investment Results page 1

Portfolio of Investments page 7

Financial Statements page 17

GATEWAY FUND

Management Discussion

Managers:

Michael T. Buckius, CFA

J. Patrick Rogers, CFA

Paul R. Stewart, CFA

Gateway Investment

Advisers, LLC

Objective:

The fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Strategy:

Invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options.

Inception Date:

December 7, 1977

Symbols:

Class A	GATEX
Class C	GTECX
Class Y	GTEYX

Market conditions

Although stock prices ended the year on an ebullient note, the final return figures mask many months of turbulence. Corporate profit growth continued throughout the year, but it was not accompanied by significant revenue growth. Unemployment remained stubbornly high, and uncertainty regarding financial reform weighed on the equity markets during much of the year. Volatility remained elevated in the first half of 2010, although it declined in the final quarter. In fact, approximately two-thirds of the return of the S&P 500 Index was garnered in the fourth quarter, on the heels of the Federal Open Market Committee’s announcement that it would expand its purchase of Treasury securities and a shift in political representation brought about by the November elections. The latter paved the way for an extension of lower tax rates on labor and capital and other incentives designed to promote consumption. The bond markets benefited for much of the year from low levels of interest rates and tame inflation. However, bonds reversed in the fourth quarter, as the decline in bond prices was too great to be offset by the low coupon rates available on all but the highest risk, lowest-grade bonds.

Fund performance

For the 12 months ended December 31, 2010, Class A shares of Gateway Fund returned 4.83% at net asset value. The S&P 500 Index returned 15.06%.

Explanation of fund performance

Despite the headwinds of market whipsaws, particularly in the first six months of the year (three months of positive monthly performance and three months of negative monthly performance for the S&P 500 Index), the fund was able to post a positive return for the year. For the first six months, Class A shares of the Gateway Fund declined 3.91%, a smaller decline than the S&P 500 Index total return of -6.65%. The S&P 500 Index posted a gain of 23.27% during the second half of the year, a remarkable six-month run, while the Class A shares of the fund posted a gain of 9.09%, well above its

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average for a six-month period. While the fund’s objective is to capture the majority of equity market returns, it does so in a risk-managed way, decreasing the likelihood of full participation in sharply declining and sharply rallying markets.

Given its investment structure, the fund’s performance was in line with expectations. Net option premiums (and, on a limited basis, selling index put options) provided a cushion against stock market downswings in the first half of the year. The fund was able to post solid returns during the last six months of the year.

At year end, the fund’s diversified equity portfolio was greater than 95% hedged with index call options that, due to the strong market run-up, were at an average strike price of more than 2.5% below the level of the index. The fund owned index put options on more than 95% of the notional value of the portfolio, with average strike prices between 10% and 12.5% below the level of the index. Of course, no option-writing strategy can assure investors of a gain or protect them from loss, especially over the short term. The fund’s portfolio team strives to mitigate the risk of loss in down markets while maintaining exposure to the attractive return potential of stocks.

Outlook

December 31, 2010 brought to a close a decade-long struggle during which investors have been seeking alternatives to stocks and bonds that might help them withstand fluctuations within these traditional asset classes. As we look ahead, we continue to believe common stocks will provide risk-tolerant investors with better returns than bonds over the long term. Especially given the irregular pace of the recent stock market rally from the March 2009 low, and in light of ongoing economic uncertainty, we believe that cautious optimism and a judicious use of options remain prudent.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

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GATEWAY FUND

Investment Results through December 31, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,8

December 31, 2000 through December 31, 2010

Average Annual Returns — December 31, 20108

	1 Year	5 Years	10 Years

Class A (Inception 12/07/1977)[1]
Net Asset Value[2]	4.83%	2.71%	2.74%
With Maximum Sales Charge[3]	-1.20	1.50	2.14

Class C (Inception 2/19/2008)[1]
Net Asset Value[2]	4.03	1.95	1.96
With CDSC[4]	3.03	1.95	1.96

Class Y (Inception 2/19/2008)[1]
Net Asset Value[2]	5.13	2.86	2.82

Comparative Performance
S&P 500 Index[5]	15.06%	2.29%	1.41%
Barclays Capital U.S. Aggregate Bond Index[6]	6.54	5.80	5.84
Morningstar Long-Short Fund Avg.[7]	4.13	1.57	3.66

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. All results include reinvestment of dividends and capital gains. Class Y shares are only available to certain investors, as outlined in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 12/31/10
Common Stocks	99.2
Purchased Options	0.4
Written Options	(3.7)
Short-Term Investments and Other	4.1

Ten Largest Holdings	% of Net Assets as of 12/31/10
Exxon Mobil Corp.	3.2
Apple, Inc.	2.6
Microsoft Corp.	2.3
AT&T, Inc.	2.2
Chevron Corp.	2.1
JPMorgan Chase & Co.	2.1
Wells Fargo & Co.	2.0
Pfizer, Inc.	1.8
General Electric Co.	1.8
Johnson & Johnson	1.6

Five Largest Industries	% of Net Assets as of 12/31/10
Oil, Gas & Consumable Fuels	9.1
Pharmaceuticals	6.2
Software	4.4
Diversified Financial Services	4.3
Diversified Telecommunication Services	3.8

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[9]	Net Expense Ratio[10]
A	1.05%	0.94%
C	1.80%	1.70%
Y	0.78%	0.70%

NOTES TO CHARTS

1	Prior to 2/15/08 performance of Class A shares is that of the predecessor fund, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/19/08), performance is that of the predecessor fund, restated to reflect the higher net expenses and sales loads of Class C shares. Prior to the inception of Class Y shares (2/19/08), performance is that of the predecessor fund.

2	Does not include a sales charge.

3	Includes the maximum sales charge of 5.75%.

4	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

5	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

6	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

7	Morningstar Long-Short Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

8	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

9	Before fee waivers and/or expense reimbursements.

10	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11. Contracts are reevaluated on an annual basis.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Before investing, consider the Fund’s investment objective, risks, charges and expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at www.ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, the fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2010 through December 31, 2010. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table for each class of shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges or exchange fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY FUND	BEGINNING ACCOUNT VALUE 7/1/2010	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD* 7/1/2010 – 12/31/2010
Class A
Actual	$1,000.00	$1,090.90	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Class C
Actual	$1,000.00	$1,086.70	$8.94
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class Y
Actual	$1,000.00	$1,092.70	$3.69
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
*	Expenses are equal to the fund's annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70% and 0.70% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2010

Gateway Fund

Shares	Description	Value (†)

Common Stocks — 99.2% of Net Assets
	Aerospace & Defense — 2.6%
477,600	Boeing Co. (The)(b)	$31,168,176
158,067	Goodrich Corp.(b)	13,920,961
453,725	Honeywell International, Inc.(b)	24,120,021
407,774	Raytheon Co.(b)	18,896,247
595,613	United Technologies Corp.(b)	46,886,655

		134,992,060

	Air Freight & Logistics — 1.0%
721,795	United Parcel Service, Inc., Class B(b)	52,387,881

	Airlines — 0.0%
45,763	AMR Corp.(b)(c)	356,494

	Auto Components — 0.1%
162,452	Cooper Tire & Rubber Co.(b)	3,830,618

	Automobiles — 0.3%
813,068	Ford Motor Co.(b)(c)	13,651,412

	Beverages — 2.3%
1,030,255	Coca-Cola Co. (The)(b)	67,759,871
804,402	PepsiCo, Inc.(b)	52,551,583

		120,311,454

	Biotechnology — 0.9%
452,608	Amgen, Inc.(b)(c)	24,848,179
128,705	Biogen Idec, Inc.(b)(c)	8,629,670
20,692	Cephalon, Inc.(b)(c)	1,277,110
261,162	Gilead Sciences, Inc.(b)(c)	9,464,511
61,711	Human Genome Sciences, Inc.(b)(c)	1,474,276
298,241	PDL BioPharma, Inc.(b)	1,858,042

		47,551,788

	Capital Markets — 2.4%
855,505	Charles Schwab Corp. (The)(b)	14,637,691
378,265	Eaton Vance Corp.(b)	11,434,951
241,182	Goldman Sachs Group, Inc. (The)(b)	40,557,165
668,770	Legg Mason, Inc.(b)	24,256,288
1,015,485	Morgan Stanley(b)	27,631,347
70,571	TD Ameritrade Holding Corp.(b)	1,340,143
193,641	Waddell & Reed Financial, Inc., Class A(b)	6,833,591

		126,691,176

	Chemicals — 2.5%
1,094,915	Dow Chemical Co. (The)(b)	37,380,398
913,763	E.I. Du Pont de Nemours & Co.(b)	45,578,498
230,241	Eastman Chemical Co.(b)	19,358,663
81,057	Lubrizol Corp. (The)(b)	8,663,372
40,884	Monsanto Co.(b)	2,847,162
416,346	Olin Corp.(b)	8,543,420
332,996	RPM International, Inc.(b)	7,359,212

		129,730,725

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2010

Gateway Fund – (continued)

Shares	Description	Value (†)

	Commercial Banks — 2.8%
169,647	Associated Banc-Corp(b)	$2,570,152
130,602	FirstMerit Corp.(b)	2,584,614
175,126	Old National Bancorp(b)	2,082,248
12,125	Toronto-Dominion Bank (The)(b)	901,009
1,372,074	U.S. Bancorp(b)	37,004,836
3,299,353	Wells Fargo & Co.(b)	102,246,949

		147,389,808

	Commercial Services & Supplies — 0.7%
318,083	Avery Dennison Corp.(b)	13,467,634
84,741	Deluxe Corp.(b)	1,950,738
252,002	R. R. Donnelley & Sons Co.(b)	4,402,475
461,289	Waste Management, Inc.(b)	17,007,725

		36,828,572

	Communications Equipment — 2.1%
2,235,339	Cisco Systems, Inc.(b)(c)	45,220,908
1,516,918	Motorola, Inc.(b)(c)	13,758,446
31,156	Plantronics, Inc.(b)	1,159,626
955,264	QUALCOMM, Inc.(b)	47,276,016

		107,414,996

	Computers & Peripherals — 3.6%
419,712	Apple, Inc.(b)(c)	135,382,303
422,716	Dell, Inc.(b)(c)	5,727,802
1,128,963	Hewlett-Packard Co.(b)	47,529,342

		188,639,447

	Consumer Finance — 0.4%
227,200	American Express Co.(b)	9,751,424
587,193	Discover Financial Services(b)	10,880,686

		20,632,110

	Containers & Packaging — 0.1%
116,207	Sonoco Products Co.(b)	3,912,690

	Distributors — 0.3%
289,418	Genuine Parts Co.(b)	14,858,720

	Diversified Financial Services — 4.3%
3,415,111	Bank of America Corp.(b)	45,557,581
8,353,020	Citigroup, Inc.(b)(c)	39,509,785
76,727	CME Group, Inc., Class A(b)	24,686,912
2,533,016	JPMorgan Chase & Co.(b)	107,450,539
169,784	NYSE Euronext(b)	5,090,124

		222,294,941

	Diversified Telecommunication Services — 3.8%
3,807,481	AT&T, Inc.(b)	111,863,792
1,343,912	Frontier Communications Corp.(b)	13,076,264
2,020,872	Verizon Communications, Inc.(b)	72,306,800

		197,246,856

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2010

Gateway Fund – (continued)

Shares	Description	Value (†)

	Electric Utilities — 1.6%
2,014,944	Duke Energy Corp.(b)	$35,886,153
78,779	Hawaiian Electric Industries, Inc.(b)	1,795,373
1,028,039	Pepco Holdings, Inc.(b)	18,761,712
585,922	Progress Energy, Inc.(b)	25,475,888

		81,919,126

	Electrical Equipment — 0.7%
577,687	Emerson Electric Co.(b)	33,026,366
100,018	Hubbell, Inc., Class B(b)	6,014,082

		39,040,448

	Electronic Equipment, Instruments & Components — 0.6%
1,105,847	Corning, Inc.(b)	21,364,964
281,534	Tyco Electronics Ltd.(b)	9,966,304

		31,331,268

	Energy Equipment & Services — 2.7%
70,178	Acergy SA, Sponsored ADR(b)	1,708,133
206,697	Baker Hughes, Inc.(b)	11,816,868
60,834	CARBO Ceramics, Inc.(b)	6,298,752
20,844	Diamond Offshore Drilling, Inc.(b)	1,393,838
758,710	Halliburton Co.(b)	30,978,129
501,077	Patterson-UTI Energy, Inc.(b)	10,798,209
846,111	Schlumberger Ltd.(b)	70,650,269
125,788	Tidewater, Inc.(b)	6,772,426

		140,416,624

	Food & Staples Retailing — 1.6%
811,639	CVS Caremark Corp.(b)	28,220,688
288,790	SUPERVALU, Inc.(b)	2,781,048
942,459	Wal-Mart Stores, Inc.(b)	50,826,814

		81,828,550

	Food Products — 1.3%
795,128	ConAgra Foods, Inc.(b)	17,953,990
1,164,250	Kraft Foods, Inc., Class A(b)	36,685,517
726,866	Sara Lee Corp.(b)	12,727,424

		67,366,931

	Gas Utilities — 0.7%
190,728	National Fuel Gas Co.(b)	12,515,571
88,973	Nicor, Inc.(b)	4,441,532
250,900	Oneok, Inc.(b)	13,917,423
142,988	WGL Holdings, Inc.(b)	5,114,681

		35,989,207

	Health Care Equipment & Supplies — 1.1%
400,450	Baxter International, Inc.(b)	20,270,779
499,003	Boston Scientific Corp.(b)(c)	3,777,453
75,055	Covidien PLC(b)	3,427,011

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2010

Gateway Fund – (continued)

Shares	Description	Value (†)

	Health Care Equipment & Supplies — continued
39,242	Intuitive Surgical, Inc.(b)(c)	$10,114,625
560,266	Medtronic, Inc.(b)	20,780,266

		58,370,134

	Health Care Providers & Services — 1.7%
510,068	Aetna, Inc.(b)	15,562,175
193,975	Coventry Health Care, Inc.(b)(c)	5,120,940
314,649	Medco Health Solutions, Inc.(b)(c)	19,278,544
804,721	UnitedHealth Group, Inc.(b)	29,058,475
114,280	Universal Health Services, Inc., Class B(b)	4,962,038
261,369	WellPoint, Inc.(b)(c)	14,861,441

		88,843,613

	Health Care Technology — 0.0%
30,692	Quality Systems, Inc.(b)	2,142,915

	Hotels, Restaurants & Leisure — 1.4%
715,082	International Game Technology(b)	12,649,801
718,857	McDonald’s Corp.(b)	55,179,463
56,179	Tim Hortons, Inc.(b)	2,316,260
271,449	Wendy’s/Arby’s Group, Inc., Class A(b)	1,254,095
15,156	Wynn Resorts Ltd.(b)	1,573,799

		72,973,418

	Household Durables — 1.4%
578,219	Leggett & Platt, Inc.(b)	13,160,265
571,545	Newell Rubbermaid, Inc.(b)	10,390,688
444,438	Stanley Black & Decker, Inc.(b)	29,719,569
220,249	Tupperware Brands Corp.(b)	10,499,270
101,757	Whirlpool Corp.(b)	9,039,074

		72,808,866

	Household Products — 1.7%
187,644	Colgate-Palmolive Co.(b)	15,080,948
185,742	Kimberly-Clark Corp.(b)	11,709,176
991,401	Procter & Gamble Co. (The)(b)	63,776,826

		90,566,950

	Industrial Conglomerates — 2.5%
366,807	3M Co.(b)	31,655,444
5,143,427	General Electric Co.(b)	94,073,280
137,501	Tyco International Ltd.(b)	5,698,041

		131,426,765

	Insurance — 2.5%
55,655	Aegon NV, NY Registered Shares, Sponsored ADR(b)(c)	341,165
152,974	Aflac, Inc.(b)	8,632,323
645,415	Allstate Corp. (The)(b)	20,575,830
157,559	American International Group, Inc.(b)(c)	9,078,549
81,188	AON Corp.(b)	3,735,460
300,389	Arthur J. Gallagher & Co.(b)	8,735,312

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2010

Gateway Fund – (continued)

Shares	Description	Value (†)

	Insurance — continued
21,000	Berkshire Hathaway, Inc., Class B(b)(c)	$1,682,310
445,567	Fidelity National Financial, Inc., Class A(b)	6,095,356
449,575	Lincoln National Corp.(b)	12,502,681
376,521	Marsh & McLennan Cos., Inc.(b)	10,294,084
102,225	Mercury General Corp.(b)	4,396,697
517,797	Old Republic International Corp.(b)	7,057,573
149,055	Principal Financial Group, Inc.(b)	4,853,231
232,332	Travelers Cos., Inc. (The)(b)	12,943,216
44,781	Unitrin, Inc.(b)	1,098,926
732,091	XL Group PLC(b)	15,974,226

		127,996,939

	Internet & Catalog Retail — 0.7%
213,911	Amazon.com, Inc.(b)(c)	38,503,980

	Internet Software & Services — 2.1%
245,969	Akamai Technologies, Inc.(b)(c)	11,572,842
66,697	AOL, Inc.(b)(c)	1,581,386
26,489	Baidu, Inc., Sponsored ADR(b)(c)	2,556,983
748,692	eBay, Inc.(b)(c)	20,836,098
115,532	Google, Inc., Class A(b)(c)	68,622,542
198,866	VeriSign, Inc.(b)	6,496,952

		111,666,803

	IT Services — 3.7%
656,079	Automatic Data Processing, Inc.(b)	30,363,336
159,578	Broadridge Financial Solutions, Inc.(b)	3,499,546
340,451	Cognizant Technology Solutions Corp., Class A(b)(c)	24,951,654
256,064	Fidelity National Information Services, Inc.(b)	7,013,593
533,711	International Business Machines Corp.(b)	78,327,426
32,426	Lender Processing Services, Inc.(b)	957,215
756,337	Paychex, Inc.(b)	23,378,377
101,922	Visa, Inc., Class A(b)	7,173,270
825,629	Western Union Co.(b)	15,331,931

		190,996,348

	Leisure Equipment & Products — 0.4%
393,969	Eastman Kodak Co.(b)(c)	2,111,674
750,289	Mattel, Inc.(b)	19,079,849

		21,191,523

	Machinery — 3.2%
215,433	Caterpillar, Inc.(b)	20,177,455
361,283	Cummins, Inc.(b)	39,744,743
365,435	Deere & Co.(b)	30,349,377
279,954	Eaton Corp.(b)	28,418,131
209,797	Parker Hannifin Corp.(b)	18,105,481
108,640	Pentair, Inc.(b)	3,966,446
106,186	Snap-On, Inc.(b)	6,008,004

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2010

Gateway Fund – (continued)

Shares	Description	Value (†)

	Machinery — continued
175,366	SPX Corp.(b)	$12,536,915
197,385	Timken Co. (The)(b)	9,421,186

		168,727,738

	Media — 2.5%
697,127	News Corp., Class B(b)	11,446,825
348,448	Omnicom Group, Inc.(b)	15,958,918
231,665	Time Warner Cable, Inc.(b)	15,296,840
762,080	Time Warner, Inc.(b)	24,516,114
70,387	Virgin Media, Inc.(b)	1,917,342
1,559,853	Walt Disney Co. (The)(b)	58,510,086

		127,646,125

	Metals & Mining — 1.2%
1,418,696	Alcoa, Inc.(b)	21,833,732
95,487	Companhia Siderurgica Nacional SA, Sponsored ADR(b)	1,591,768
66,305	Freeport-McMoRan Copper & Gold, Inc.(b)	7,962,568
386,415	Gerdau SA, Sponsored ADR(b)	5,405,946
278,276	Nucor Corp.(b)	12,194,054
183,041	Southern Copper Corp.(b)	8,921,418
62,688	Steel Dynamics, Inc.(b)	1,147,190
117,586	Worthington Industries, Inc.(b)	2,163,583

		61,220,259

	Multi Utilities — 1.8%
654,708	Ameren Corp.(b)	18,456,218
227,275	CenterPoint Energy, Inc.(b)	3,572,763
543,789	Consolidated Edison, Inc.(b)	26,955,621
300,309	Integrys Energy Group, Inc.(b)	14,567,990
135,552	OGE Energy Corp.(b)	6,173,038
775,455	Public Service Enterprise Group, Inc.(b)	24,667,223

		94,392,853

	Multiline Retail — 1.0%
438,777	J.C. Penney Co., Inc.(b)	14,176,885
759,444	Macy’s, Inc.(b)	19,213,933
394,421	Nordstrom, Inc.(b)	16,715,562
2,455	Sears Holdings Corp.(b)(c)	181,056

		50,287,436

	Oil, Gas & Consumable Fuels — 9.1%
802,775	Chesapeake Energy Corp.(b)	20,799,900
1,217,889	Chevron Corp.(b)	111,132,371
62,917	CNOOC Ltd., Sponsored ADR(b)	14,997,525
980,349	ConocoPhillips(b)	66,761,767
206,824	CONSOL Energy, Inc.(b)	10,080,602
2,291,525	Exxon Mobil Corp.(b)	167,556,308
646,425	Occidental Petroleum Corp.(b)	63,414,293
408,301	Southwestern Energy Co.(b)(c)	15,282,707

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of December 31, 2010

Gateway Fund – (continued)

Shares	Description	Value (†)

	Oil, Gas & Consumable Fuels — continued
124,543	StatoilHydro ASA, Sponsored ADR(b)	$2,960,387
36,523	Total SA, Sponsored ADR(b)	1,953,250

		474,939,110

	Paper & Forest Products — 0.4%
715,259	MeadWestvaco Corp.(b)	18,711,175

	Personal Products — 0.3%
478,177	Avon Products, Inc.(b)	13,895,824

	Pharmaceuticals — 6.2%
1,010,203	Abbott Laboratories(b)	48,398,826
137,799	Bristol-Myers Squibb Co.(b)	3,648,917
248,791	Eli Lilly & Co.(b)	8,717,637
209,197	GlaxoSmithKline PLC, Sponsored ADR(b)	8,204,706
1,333,329	Johnson & Johnson(b)	82,466,399
2,029,836	Merck & Co., Inc.(b)	73,155,289
5,406,168	Pfizer, Inc.(b)	94,662,002
10,511	Teva Pharmaceutical Industries, Ltd., Sponsored ADR(b)	547,938

		319,801,714

	Professional Services — 0.1%
63,758	Dun & Bradstreet Corp.(b)	5,233,894

	REITs — Diversified — 0.7%
1,079,747	Duke Realty Corp.(b)	13,453,647
709,829	Liberty Property Trust(b)	22,657,742

		36,111,389

	REITs — Healthcare — 0.6%
122,701	Healthcare Realty Trust, Inc.(b)	2,597,580
524,813	Nationwide Health Properties, Inc.(b)	19,092,697
455,357	Senior Housing Properties Trust(b)	9,990,533

		31,680,810

	REITs — Mortgage — 0.2%
498,597	Annaly Capital Management, Inc.(b)	8,934,858

	REITs — Office Property — 0.3%
436,313	Mack-Cali Realty Corp.(b)	14,424,508

	Road & Rail — 0.6%
460,320	CSX Corp.(b)	29,741,275

	Semiconductors & Semiconductor Equipment — 2.7%
726,190	Advanced Micro Devices, Inc.(b)(c)	5,940,234
60,696	Altera Corp.(b)	2,159,564
289,707	Analog Devices, Inc.(b)	10,913,263
134,949	Applied Materials, Inc.(b)	1,896,033
10,582	First Solar, Inc.(b)(c)	1,377,141
2,750,426	Intel Corp.(b)	57,841,459
279,470	Linear Technology Corp.(b)	9,666,867
61,185	Maxim Integrated Products, Inc.(b)	1,445,190
346,837	Microchip Technology, Inc.(b)	11,865,294

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2010

Gateway Fund – (continued)

Shares	Description	Value (†)

	Semiconductors & Semiconductor Equipment — continued
503,376	National Semiconductor Corp.(b)	$6,926,454
383,364	NVIDIA Corp.(b)(c)	5,903,805
556,460	Texas Instruments, Inc.(b)	18,084,950
201,759	Xilinx, Inc.(b)	5,846,976

		139,867,230

	Software — 4.4%
568,169	Activision Blizzard, Inc.(b)	7,068,022
348,931	Adobe Systems, Inc.(b)(c)	10,740,096
262,973	Autodesk, Inc.(b)(c)	10,045,569
4,369,806	Microsoft Corp.(b)	122,004,984
2,279,604	Oracle Corp.(b)	71,351,605
361,045	Symantec Corp.(b)(c)	6,043,893

		227,254,169

	Specialty Retail — 2.8%
195,714	Abercrombie & Fitch Co., Class A(b)	11,278,998
404,803	American Eagle Outfitters, Inc.(b)	5,922,268
222,024	Best Buy Co., Inc.(b)	7,613,203
183,146	Foot Locker, Inc.(b)	3,593,325
233,424	Gap, Inc. (The)(b)	5,168,007
1,294,008	Home Depot, Inc. (The)(b)	45,367,920
526,854	Limited Brands, Inc.(b)	16,190,223
830,594	Lowe’s Cos., Inc.(b)	20,831,297
446,146	RadioShack Corp.(b)	8,249,240
310,054	Tiffany & Co.(b)	19,307,063
59,120	TJX Cos., Inc. (The)(b)	2,624,337

		146,145,881

	Thrifts & Mortgage Finance — 0.4%
145,055	Capitol Federal Financial, Inc.(b)	1,727,605
945,396	New York Community Bancorp, Inc.(b)	17,820,715

		19,548,320

	Tobacco — 1.9%
1,389,937	Altria Group, Inc.(b)	34,220,249
857,520	Philip Morris International, Inc.(b)	50,190,646
352,004	Reynolds American, Inc.(b)	11,482,370
187,661	Vector Group Ltd.(b)	3,250,289

		99,143,554

	Trading Companies & Distributors — 0.1%
130,960	GATX Corp.(b)	4,620,269

	Wireless Telecommunication Services — 0.1%
186,329	Clearwire Corp., Class A(b)(c)	959,594
260,608	Vodafone Group PLC, Sponsored ADR(b)	6,887,870

		7,847,464

	Total Common Stocks (Identified Cost $3,420,692,903)	5,154,278,011

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2010

Gateway Fund – (continued)

Contracts	Description	Value (†)

Purchased Options — 0.4%
	Index Options — 0.4%
5,484	On S&P 500 Index, Put expiring January 22, 2011 at 1075	$301,620
5,078	On S&P 500 Index, Put expiring January 22, 2011 at 1125	583,970
5,078	On S&P 500 Index, Put expiring February 19, 2011 at 1075	1,447,230
7,007	On S&P 500 Index, Put expiring February 19, 2011 at 1100	2,732,730
5,484	On S&P 500 Index, Put expiring February 19, 2011 at 1125	2,906,520
8,480	On S&P 500 Index, Put expiring March 19, 2011 at 1100	7,038,400
4,011	On S&P 500 Index, Put expiring March 19, 2011 at 1125	4,291,770

	Total Purchased Options (Identified Cost $50,684,170)	19,302,240

Principal Amount
Short-Term Investments — 4.0%
$209,673,300	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $209,673,300 on 01/03/2011 collateralized by $865,000 Federal Farm Credit Bank, 1.875% due 9/14/2015 valued at $869,325; $31,120,000 Federal Home Loan Mortgage Corporation Discount Note, due 9/30/2011 valued at $31,042,200; $28,195,000 Federal Home Loan Bank, 0.760% due 07/19/2011 valued at $28,371,219; $65,170,000 Federal Home Loan Mortgage Corporation, 4.000% due 06/12/2013 valued at $69,894,825; $47,860,000 Federal Home Loan Mortgage Corporation, 1.400% due 07/26/2013 valued at $48,159,125; $35,355,000 Federal National Mortgage Association, 1.250% due 08/16/2013 valued at $35,531,775 including accrued interest (Note 2 of Notes to Financial Statements)
	(Identified Cost $209,673,300)	209,673,300

	Total Investments — 103.6% (Identified Cost $3,681,050,373)(a)	5,383,253,551
	Other assets less liabilities — (3.6)%	(185,459,198)

	Net Assets — 100.0%	$5,197,794,353

Contracts
Written Options — (3.7%)
	Index Options — (3.7%)
10,074	On S&P 500 Index, Call expiring January 22, 2011 at 1200	$(61,904,730)
10,014	On S&P 500 Index, Call expiring January 22, 2011 at 1225	(40,106,070)
4,996	On S&P 500 Index, Call expiring January 22, 2011 at 1250	(10,916,260)
5,321	On S&P 500 Index, Call expiring February 19, 2011 at 1200	(36,794,715)
4,936	On S&P 500 Index, Call expiring February 19, 2011 at 1225	(24,704,680)
5,281	On S&P 500 Index, Call expiring February 19, 2011 at 1250	(17,612,135)

	Total Written Options (Premium Received $150,321,823)	$(192,038,590)

(†)	See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2010

Gateway Fund – (continued)

(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on investments based on a cost of $3,686,896,063 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,724,028,839
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(27,671,351)

	Net unrealized appreciation	$1,696,357,488

(b)	All or a portion of this security is held as collateral for outstanding call options.
(c)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2010 (Unaudited)

Oil, Gas & Consumable Fuels	9.1%
Pharmaceuticals	6.2
Software	4.4
Diversified Financial Services	4.3
Diversified Telecommunication Services	3.8
IT Services	3.7
Computers & Peripherals	3.6
Machinery	3.2
Commercial Banks	2.8
Specialty Retail	2.8
Energy Equipment & Services	2.7
Semiconductors & Semiconductor Equipment	2.7
Aerospace & Defense	2.6
Industrial Conglomerates	2.5
Chemicals	2.5
Insurance	2.5
Media	2.5
Capital Markets	2.4
Beverages	2.3
Internet Software & Services	2.1
Communications Equipment	2.1
Other Investments, less than 2% each	28.8
Short-Term Investments	4.0

Total Investments	103.6
Other assets less liabilities (including written options)	(3.6)

Net Assets	100.0%

See accompanying notes to financial statements.

|  16

Statement of Assets and Liabilities

December 31, 2010

ASSETS
Investments at cost	$3,681,050,373
Net unrealized appreciation	1,702,203,178

Investments at value	5,383,253,551
Receivable for Fund shares sold	15,770,373
Dividends receivable	7,986,475

TOTAL ASSETS	5,407,010,399

LIABILITIES
Options written, at value (premiums received $150,321,823) (Note 2)	192,038,590
Payable for Fund shares redeemed	13,873,683
Management fees payable (Note 6)	2,638,141
Deferred Trustees’ fees (Note 6)	143,450
Administrative fees payable (Note 6)	51,750
Other accounts payable and accrued expenses	470,432

TOTAL LIABILITIES	209,216,046

NET ASSETS	$5,197,794,353

NET ASSETS CONSIST OF:
Paid-in capital	$5,014,572,967
Distributions in excess of net investment income	(143,450)
Accumulated net realized loss on investments, options written and foreign currency transactions	(1,477,121,575)
Net unrealized appreciation on investments and options written	1,660,486,411

NET ASSETS	$5,197,794,353

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,403,629,386

Shares of beneficial interest	92,221,193

Net asset value and redemption price per share	$26.06

Offering price per share (100/94.25 of net asset value) (Note 1)	$27.65

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$273,778,790

Shares of beneficial interest	10,536,277

Net asset value and offering price per share	$25.98

Class Y shares:
Net assets	$2,520,386,177

Shares of beneficial interest	96,728,369

Net asset value, offering and redemption price per share	$26.06

See accompanying notes to financial statements.

17  |

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends	$121,101,713
Less net foreign taxes withheld	(92,603)

121,009,110

Expenses
Management fees (Note 6)	30,927,229
Service and distribution fees (Note 6)	9,121,636
Administrative fees (Note 6)	2,267,004
Trustees’ fees and expenses (Note 6)	116,220
Transfer agent fees and expenses (Notes 6)	3,473,451
Audit and tax services fees	67,462
Custodian fees and expenses	116,985
Legal fees	84,661
Registration fees	272,596
Shareholder reporting expenses	398,345
Miscellaneous expenses	135,458

Total expenses	46,981,047
Less waiver and/or expense reimbursement (Note 6)	(4,798,067)

Net expenses	42,182,980

Net investment income	78,826,130

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(257,457,086)
Options written	(77,600,925)
Foreign currency transactions	346
Net change in unrealized appreciation (depreciation) on:
Investments	562,184,052
Options written	(69,085,155)

Net realized and unrealized gain on investments, options written and foreign currency transactions	158,041,232

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$236,867,362

See accompanying notes to financial statements.

|  18

Statement of Changes in Net Assets

	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$78,826,130	$95,834,055
Net realized loss on investments, options written and foreign currency transactions	(335,057,665)	(1,078,083,273)
Net change in unrealized appreciation (depreciation) on investments and options written	493,098,897	1,270,744,278

Net increase in net assets resulting from operations	236,867,362	288,495,060

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(39,524,788)	(56,086,566)
Class C	(2,185,861)	(2,677,079)
Class Y	(36,447,815)	(34,363,718)

Total distributions	(78,158,464)	(93,127,363)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	355,839,055	(230,653,972)

Net increase (decrease) in net assets	514,547,953	(35,286,275)
NET ASSETS
Beginning of the year	4,683,246,400	4,718,532,675

End of the year	$5,197,794,353	$4,683,246,400

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(143,450)	$(88,940)

See accompanying notes to financial statements.

19  |

This Page Intentionally Left Blank

|  20

Financial Highlights

For a share outstanding throughout each period

		Income (loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Class A*
12/31/2010	$25.25	$0.40	$0.81	$1.21	$(0.40)	$—	$(0.40)
12/31/2009	24.17	0.49	1.06	1.55	(0.47)	—	(0.47)
12/31/2008	28.64	0.55	(4.49)	(3.94)	(0.53)	—	(0.53)
12/31/2007	27.04	0.53	1.61	2.14	(0.54)	—	(0.54)
12/31/2006	25.00	0.48	2.04	2.52	(0.48)	—	(0.48)
Class C
12/31/2010	25.18	0.21	0.80	1.01	(0.21)	—	(0.21)
12/31/2009	24.11	0.30	1.07	1.37	(0.30)	—	(0.30)
12/31/2008**	27.76	0.35	(3.57)	(3.22)	(0.43)	—	(0.43)
Class Y
12/31/2010	25.24	0.47	0.81	1.28	(0.46)	—	(0.46)
12/31/2009	24.17	0.54	1.06	1.60	(0.53)	—	(0.53)
12/31/2008**	27.76	0.56	(3.56)	(3.00)	(0.59)	—	(0.59)

*	As of the close of business on February 15, 2008, the Fund acquired the assets and liabilities of Gateway Fund (the “Predecessor Fund”), a series of The Gateway Trust, an Ohio business trust, in exchange for Class A shares of the Fund pursuant to a plan of reorganization approved by the Predecessor Fund shareholders on January 18, 2008 (the “Acquisition”). Prior to the Acquisition, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund and therefore information for the periods prior to and including February 15, 2008 relates to the Predecessor Fund.
**	From commencement of Class operations on February 19, 2008 through December 31, 2008.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

21  |

			Ratio to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (d)	Net investment income (%) (d)	Portfolio turnover rate (%)

$26.06	4.83	$2,403,629	0.94	1.05	1.59	7
25.25	6.57	2,784,865	0.94	1.05	2.05	11
24.17	(13.92)	3,142,574	0.94	1.03	2.05	38
28.64	7.94	4,278,699	0.94	0.94	1.91	5
27.04	10.14	3,329,940	0.95	0.95	1.92	9

25.98	4.03	273,779	1.70	1.80	0.84	7
25.18	5.78	238,997	1.70	1.80	1.24	11
24.11	(11.74)	173,869	1.70	1.83	1.57	38

26.06	5.13	2,520,386	0.70	0.80	1.86	7
25.24	6.83	1,659,385	0.70	0.78	2.25	11
24.17	(11.03)	1,402,090	0.70	0.78	2.45	38

(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

|  22

Notes to Financial Statements

December 31, 2010

1.  Organization.  Gateway Fund (the “Fund”) is the sole series of Gateway Trust (the “Trust”), and is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining

23  |

Notes to Financial Statements (continued)

December 31, 2010

maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Exchange-traded index options are valued at the average of the closing bid and ask quotations. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at their net asset value each day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees. As of December 31, 2010, purchased options were fair valued at $19,302,240 and written options were fair valued at $192,038,590.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from

|  24

Notes to Financial Statements (continued)

December 31, 2010

the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the fiscal year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  The Fund’s investment strategy makes use of exchange-traded options. Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Fund are limited. The Fund writes (sells) index call options and purchases index put options.

When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or the Fund enters into a closing

25  |

Notes to Financial Statements (continued)

December 31, 2010

purchase transaction. When an index call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When the Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or the Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid.

e.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s and the Predecessor Fund’s tax positions for the open tax years as of December 31, 2010 and has concluded that no provisions for income tax are required. The Fund’s (including the Predecessor Fund’s) federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, distributions in excess of current earnings, return of capital and capital gains distributions from real

|  26

Notes to Financial Statements (continued)

December 31, 2010

estate investment trusts (REITs). Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to wash sales, REIT basis adjustments, deferred Trustees’ fees, capital loss carryforwards, dividends payable and unrealized depreciation on open option contracts.

Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2010 and 2009, was as follows:

2010 Distributions Paid From:			2009 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$78,158,464	$—	$78,158,464	$93,127,363	$—	$93,127,363

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Total undistributed earnings	—

Capital loss carryforward:
Expires December 31, 2014	(145,737,404)
Expires December 31, 2017	(1,005,056,628)
Expires December 31, 2018	(393,580,551)

Total capital loss carryforward	(1,544,374,583)

Unrealized appreciation	1,727,739,418

Total accumulated earnings	$183,364,835

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Management is currently evaluating the complete impact of the Act on the Fund’s financial statements.

27  |

Notes to Financial Statements (continued)

December 31, 2010

g.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  28

Notes to Financial Statements (continued)

December 31, 2010

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010, at value:

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$5,154,278,011	$—	$—	$5,154,278,011
Purchased Options	—	19,302,240	—	19,302,240
Short-Term Investments	—	209,673,300	—	209,673,300

Total	$5,154,278,011	$228,975,540	$—	$5,383,253,551

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Written Options	$—	$(192,038,590)	$—	$(192,038,590)

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund currently uses include written index call options and purchased index put options.

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options and purchasing index put options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the year ended December 31, 2010, written index call options and purchased index put options were used in accordance with this objective.

29  |

Notes to Financial Statements (continued)

December 31, 2010

The following is a summary of derivative instruments for the Fund as of December 31, 2010:

Statement of Assets and Liabilities Caption	Equity Contracts
Assets
Investments at value*	$19,302,240
Liabilities
Options written, at value	(192,038,590)

*	Represents purchased options, at value.

Transactions in derivative instruments for the Fund during the year ended December 31, 2010 were as follows:

Statement of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$(292,969,728)
Options written	(77,600,925)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	10,699,085
Options written	(69,085,155)

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Volume of derivative activity for the Fund, as a percentage of investments in common stocks, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2010:

Gateway Fund*	Call Options Written	Put Options Purchased
Average Notional Amount Outstanding	99.13%	97.39%
Highest Notional Amount Outstanding	99.55%	99.47%
Lowest Notional Amount Outstanding	98.70%	86.72%
Notional Amount Outstanding as of December 31, 2010	99.12%	99.12%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500 Index.

|  30

Notes to Financial Statements (continued)

December 31, 2010

Market value of underlying index at the end of the prior period is included in the averages above.

The following is a summary of the Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at 12/31/2009	41,649	$168,179,258
Options written	332,045	1,243,682,936
Options terminated in closing purchase transactions	(328,026)	(1,246,991,586)
Options expired	(5,046)	(14,548,785)

Outstanding at 12/31/2010	40,622	$150,321,823

5.  Purchases and Sales of Securities.  For the year ended December 31, 2010, purchases and sales of securities (excluding short-term investments) were $325,737,850 and $438,956,660, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to the Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.65% of the first $5 billion of the Fund’s average daily net assets and 0.60% of the Fund’s average daily net assets in excess of $5 billion, calculated daily and payable monthly.

Gateway Advisers has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until April 30, 2011 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended December 31, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class Y
0.94%	1.70%	0.70%

31  |

Notes to Financial Statements (continued)

December 31, 2010

Gateway Advisers shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fee or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2010, the management fees and waiver of management fees for the Fund were as follows:

Gross Management Fees	Waiver of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
			Gross	Net
$30,927,229	$2,829,422	$28,097,807	0.65%	0.59%

[1]	Management fee waiver is subject to possible recovery until December 31, 2011.

For the year ended December 31, 2010, Class A expenses have been reimbursed in the amount of $260,334. This expense reimbursement is subject to possible recovery until December 31, 2011.

No expenses were recovered during the year ended December 31, 2010 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

|  32

Notes to Financial Statements (continued)

December 31, 2010

Also under the Class C Plan, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2010, the Fund paid the following service and distribution fees:

Service Fees		Distribution Fees
Class A	Class C	Class C
$6,508,355	$653,320	$1,959,961

c.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

Prior to February 18, 2010, Natixis Advisors contractually agreed to limit its administrative services fees attributable to the Fund to an amount not to exceed on an annual basis $300,000 plus the sub-administration expenses attributable to the Fund. Natixis Advisors has voluntarily agreed to continue to limit its administrative services fees attributable to the Fund under the same terms until further notice. This agreement is voluntary and may be terminated at any time.

Prior to July 1, 2010, the Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which was reevaluated on an annual basis. New funds were subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

33  |

Notes to Financial Statements (continued)

December 31, 2010

For the year ended December 31, 2010, the Fund paid the following administrative fees to Natixis Advisors:

Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
$2,267,004	$1,708,311	$558,693

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended December 31, 2010, the Fund paid $2,339,125 in sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statement of Operations.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended December 31, 2010 amounted to $1,262,132.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is

|  34

Notes to Financial Statements (continued)

December 31, 2010

not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, the Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2010, the Fund had no borrowings under these agreements.

8.  Broker Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included in realized gains in the Statement of Operations.

35  |

Notes to Financial Statements (continued)

December 31, 2010

For the year ended December 31, 2010, the Fund had no amounts rebated under these agreements.

9.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	28,133,631	$710,428,849	41,086,607	$970,066,871
Issued in connection with the reinvestment of
distributions	1,393,835	35,296,119	2,045,471	48,473,195
Redeemed	(47,609,312)	(1,202,780,192)	(62,847,821)	(1,480,821,421)

Net change	(18,081,846)	$(457,055,224)	(19,715,743)	$(462,281,355)

Class C
Issued from the sale of shares	4,041,174	$101,731,006	5,057,506	$119,420,685
Issued in connection with the reinvestment of
distributions	51,651	1,306,529	63,194	1,487,956
Redeemed	(3,049,442)	(76,863,139)	(2,837,873)	(67,455,628)

Net change	1,043,383	$26,174,396	2,282,827	$53,453,013

Class Y
Issued from the sale of shares	58,377,257	$1,479,687,500	41,695,417	$986,198,385
Issued in connection with the reinvestment of
distributions	945,591	23,982,011	1,045,558	24,830,280
Redeemed	(28,336,696)	(716,949,628)	(35,018,841)	(832,854,295)

Net change	30,986,152	$786,719,883	7,722,134	$178,174,370

Increase (decrease) from capital share transactions	13,947,689	$355,839,055	(9,710,782)	$(230,653,972)

|  36

Report of Independent Registered Public

Accounting Firm

To the Trustees of Gateway Trust and Shareholders of Gateway Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gateway Fund, the sole series of Gateway Trust (the “Fund”), at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the two years in the periods ended December 31, 2007 were audited by another independent registered public accounting firm whose report dated February 11, 2008 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2011

37  |

2010 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  100% of the dividends distributed by the Fund during the fiscal year ended December 31, 2010 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket.

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2010, 100% of dividends distributed by the Gateway Fund qualify for the dividends received deduction for corporate shareholders.

|  38

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Gateway Trust (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statements of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2007 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker[1] (1956)	Trustee From 2007 to 2009 and since 2011 Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)

44

Formerly, Trustee, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, the Trust and Hansberger International Series (investment companies)

Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including president and chief executive officer of a corporation

39  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Edward A. Benjamin (1938)	Trustee Since 2007 Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee Since 2007 Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2007 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2007	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[1,3] (1965)	Trustee Since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

John T. Hailer[4] (1960)	Trustee Since 2007	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis

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Trustee and Officer Information

Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[1]	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.

[2]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[3]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[4]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since June 2007	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since June 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal) Occupation During Past 5 Years**

OFFICERS OF THE TRUST continued

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since June 2007	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee’s or officer’s current position with such entity.

45  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10
Gateway Trust	$56,000	$56,000	$2,718	$2,545	$16,112	$8,026	$—	$—

1.	Audit-related fees consist of:

2009 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan, consulting services with respect to regulatory matters and review of Form N-1A and issuance of consent.

2010 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory advice.

2.	Tax fees consist of:

2009 - review of the Registrant’s tax returns and consulting services with respect to new deferred compensation tax rules and new security types.

2010 - review of the Registrant’s tax returns and consulting services related to new Massachusetts filing requirements.

Aggregate fees billed to the Registrant for non-audit services during 2009 and 2010 were $18,830 and $10,571, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and entities controlling, controlled by or under common control with Gateway Investment Advisers, LLC (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10
Control Affiliates	$12,000	$12,000	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/09 – 12/31/09	1/1/10 – 12/31/10
Control Affiliates	$12,000	$17,200

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2011

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 23, 2011